SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                         ---------------------------------


                                 Date of Report

                                February 5, 2003
                     (Date of earliest event reported)


                           BankAtlantic Bancorp, Inc.
              (Exact name of registrant as specified in its Charter)


                 Florida                              34-027228
--------------------------------------       -----------------------------
    (State of other jurisdiction or            (Commission File Number)
     incorporation or organization)



        1750 East Sunrise Blvd.
        Ft. Lauderdale, Florida                        33304
--------------------------------------       -----------------------------
(Address of principal executive offices)              (Zip Code)

                                   65-0507804
                     --------------------------------------
                        (IRS Employer Identification No.)




                                 (954) 760-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)






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Item 9.  Regulation FD Disclosure

     On February 5, 2003, BankAtlantic Bancorp, Inc. (the "Company") issued a press release announcing its fourth quarter and year 2002 earnings as well as a restatement of its second and third quarter 2002 earnings. The Company is furnishing the press release as Exhibit 99.1 to this report pursuant to Item 9 of Form 8-K. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      BANKATLANTIC BANCORP, INC.

                                                      By: /s/ JAMES A. WHITE
                                                      -------------------------
                                                         James A. White
                                                     Executive Vice President
                                                     - Chief Financial Officer


Dated: February 7, 2003




                                       3


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EXHIBIT INDEX


Exhibit         Description
-------         -----------

99.1            Press Release dated February 5, 2003.